UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): July 9, 2021 (June 30, 2021)

Aeluma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56218	85-2807351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Castilian Drive Goleta, California	93117
(Address of principal executive offices)	(Zip Code)

805-351-2707

(Registrant’s telephone number, including area code)

Parc Investments, Inc.

2255 Glades Road, Suite 324A
Boca Raton, Florida 33431

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

As disclosed in the Current Report on Form 8-K that we filed on June 28, 2021, on June 22, 2021, Biond Photonics, Inc., a privately held California corporation (“Biond Photonics”) merged with and into our wholly-owned subsidiary, Aeluma Operating Co., a corporation formed in the State of Delaware on June 22, 2021 (“Acquisition Sub”). Pursuant to this transaction (the “Merger”), Acquisition Sub was the surviving corporation and remained our wholly owned subsidiary, and all of the outstanding stock of Biond Photonics was converted into shares of our common stock. As a result of the Merger, we acquired the business of Biond Photonics and will continue the existing business operations of Biond Photonics as a public reporting company under the name Aeluma, Inc.

In connection with the Merger, on June 23, 2021, the Company’s Board of Directors adopted resolutions to change the Company’s fiscal year end from December 31 to June 30, effective as of and for the year ending June 30, 2021. The Company will cover the transition period from January 1, 2021 to June 30, 2021, by filing an Annual Report on Form 10-KT for the transition year ending June 30, 2021 and any other reports required by Rule 15d-10 of the Securities Exchange Act of 1934, as amended.

The Company is making the fiscal year change on a prospective basis and will not adjust operating results for prior periods. The change to the Company’s fiscal year will not impact the Company’s calendar year results for the year ended December 31, 2020. However, the change will impact the prior year comparability of each of the fiscal quarters and annual period in 2021 in future filings.

The new fiscal year commenced July 1, 2021.

In addition to the transition reports mentioned above, the reporting periods and applicable reports for fiscal year 2021 are expected to be as follows:

FISCAL PERIOD	REPORTING PERIOD	REPORT TO BE FILED
First quarter of fiscal 2021	July 1, 2021 to September 30, 2021	Quarterly Report on Form 10-Q
Second quarter of fiscal 2021	October 1, 2021 to December 31, 2021	Quarterly Report on Form 10-Q
Third quarter of fiscal 2021	January 1, 2022 to March 31, 2022	Quarterly Report on Form 10-Q
Fiscal year 2021	July 1, 2021 to June 30, 2022	Annual Report on Form 10-K

Financial Impact

The Company expects the change in fiscal year end to have no financial impact on the 2020 quarterly and annual financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AELUMA, INC.

Date: July 9, 2021	By:	/s/ Jonathan Klamkin
Jonathan Klamkin
President, Chief Executive Officer and Director

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